Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Christopher W. Gerry, certify that:

1.	I have reviewed this Annual Report on Form 10-K for the year ended December 31, 2025 of Sensei Biotherapeutics, Inc. (the “registrant”); and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 2, 2026	By:	/s/ Christopher W. Gerry
Christopher W. Gerry
President and General Counsel (Principal Executive Officer)

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